Exhibit 99.3

ANALOGIC CORPORATION

Nonstatutory Stock Option Agreement

Amended and Restated 2009 Stock Incentive Plan

This Nonstatutory Stock Option Agreement is made as of the Agreement Date between Analogic Corporation (the “Company”), a Massachusetts corporation, and the Participant.

I.	Agreement Date

Date:

II.	Participant Information

Participant:
Participant Address:

III.	Option Information

Grant Date:
Number of Shares:
Exercise Price[1]:

IV.	Vesting Table

Vesting Date	Percentage of Option Shares that Vests

This Agreement includes this cover page and the following Exhibit, which is expressly incorporated by reference in its entirety herein:

Exhibit A – General Terms and Conditions

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Agreement Date.

ANALOGIC CORPORATION	PARTICIPANT

Name:	Name:
Title:

ANALOGIC CORPORATION

Nonstatutory Stock Option Agreement

Exhibit A – General Terms and Conditions

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1. Grant of Option.

(a) The Company has granted to the Participant as of the Grant Date set forth on the cover page of this Agreement, subject to the terms and conditions set forth in this Agreement and in the Company’s 2009 Stock Incentive Plan (as amended and/or restated from time to time, the “Plan”), an option to purchase up to the number of shares set forth on the cover page of this Agreement (the “Shares”) of common stock, $.05 par value per share, of the Company (the “Common Stock”), at the exercise price per Share set forth on the cover page of this Agreement. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the seventh anniversary of the Grant Date (the “Final Exercise Date”).

(b) It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this Agreement, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule.

(a) This option will become exercisable (“vest”) in accordance with the Vesting Table set forth on the cover page of this Agreement, except to the extent provided otherwise in Section 3.

(b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 or under the Plan.

3. Exercise, Acceleration and Termination of Option.

(a) Form of Exercise. To exercise this option, the Participant shall deliver to the Company a notice of exercise in a form (which may be in electronic form) approved by the Company, along with payment in full of the exercise price in the manner provided in the Plan, including without limitation “net exercise” as provided in Section 5(g)(4) of the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company. For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.

(c) Effect of Termination of Employment with the Company.

(1) If the Participant ceases to be employed by the Company for any reason other than death, Disability (as defined below), termination for Cause (as defined below), Retirement (as defined below) or voluntary resignation, then the portion of this option that is vested as of the date of such termination of employment shall be exercisable by the Participant until the end of the 90-day period following the date of such termination of employment (or, if earlier, until the Final Exercise Date) and shall terminate at the end of such period.

(2) If the Participant ceases to be employed by the Company as a result of his or her death, then the portion of this option that is vested as of the date of such termination of employment, plus a portion covering the Additional Pro Rata Shares (as defined below), shall be exercisable by the Designated Beneficiary (as defined in the Plan) of the Participant until the end of the one-year period following the date of death (or, if earlier, until the Final Exercise Date) and shall terminate at the end of such period. Any unvested portion of this option (after giving effect to the vesting of the Additional Pro Rata Shares) shall terminate as of his or her death. The “Additional Pro Rata Shares” shall mean (i) the number of Shares that would have vested on the next vesting date (as set forth on the cover page of this Agreement) multiplied by (ii) a fraction, the numerator of which is the number of full months elapsed since the most recent Vesting Date (or the Grant Date, if termination occurs prior to the first Vesting Date) and the denominator of which is the number of months between the most recent Vesting Date and the next Vesting Date. Any unvested portion of this option (after giving effect to the vesting of the Additional Pro Rata Shares) shall terminate as of the date of such termination of employment.

(3) If the Participant ceases to be employed by the Company as a result of his or her Disability, then the portion of this option that is vested as of the date of such termination of employment, plus a portion covering the Additional Pro Rata Shares, shall be exercisable by the Participant (or his or her legal representatives) until the end of the one-year period following the date of such employment termination (or, if earlier, until the Final Exercise Date) and shall terminate at the end of such period. Any unvested portion of this option (after giving effect to the vesting of the Additional Pro Rata Shares) shall terminate as of such employment termination.

(4) If the Participant ceases to be employed by the Company as a result of the termination of his or her employment by the Company for Cause, this option shall terminate upon the effective date of such termination of employment. If the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of the delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the

Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case this option shall, pursuant to the preceding sentence, terminate immediately upon the effective date of such termination of employment).

(5) If the Participant ceases to be employed by the Company as a result of his or her Retirement, then the portion of this option that is vested as of the date of such termination of employment, plus a portion covering the Additional Pro Rata Shares, shall be exercisable by the Participant until the end of the one-year period following the date of such Retirement (or, if earlier, until the Final Exercise Date) and shall terminate at the end of such period. Any unvested portion of this option (after giving effect to the vesting of the Additional Pro Rata Shares) shall terminate as of such Retirement.

(6) If the Participant ceases to be employed by the Company as a result of his or her voluntary resignation (other than in the case of Retirement), this option shall terminate upon the effective date of such termination of employment.

(d) Change in Control Event. To the extent the Participant is not provided with a Replacement Award (as defined below), any unvested portion of this option award shall become fully vested effective immediately prior to a Change in Control Event (as defined in the Plan). The determination whether an award satisfies the requirements of a Replacement Award shall be made by the Committee, as constituted immediately before the Change in Control Event, in its sole discretion.

If, within the twenty four (24) month period following a Change in Control Event, the Participant ceases to be employed by the Company as a result of a termination by the Company without Cause (as defined below) or by the Participant for Good Reason (as defined below), the Replacement Award shall, notwithstanding anything in this Agreement to the contrary (including but not limited to Section 3(c) hereof), (i) be deemed fully vested in its entirety as of the date of such termination; and (ii) remain exercisable until the earlier of (1) the second anniversary of the Change of Control Event; and (2) the Final Exercise Date; provided, however, that if Section 3(c) provides for a longer period of exercisability, that provision shall control.

(d) Notice of Termination. Following a Change in Control Event, any termination by the Company for Cause or by the Participant for Good Reason pursuant to this Agreement shall be communicated by a Notice of Termination (as defined below) to the other party. A “Notice of Termination” means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant’s employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the Date of Termination (which shall be not more than 15 days after the giving of such notice). The failure by the Participant or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause, as the case may be, shall not waive any right of the Participant or the Company or preclude the Participant or the Company from asserting such fact or circumstance in enforcing the Participant’s or the Company’s rights.

(e) Definitions.

(1) For purposes of this Agreement, “Cause” shall mean any intentional dishonest, illegal, or insubordinate conduct which is materially injurious to the Company or a subsidiary, or a breach of any provision of any employment, nondisclosure, non-competition or similar agreement between the Participant and the Company.

(2) For purposes of this Agreement, “Disability” shall mean a disability that entitles the Participant to receive benefits under a Company-sponsored disability program. If no program is in effect for the Participant, Disability will apply if the Participant has become totally and permanently disabled within the meaning of Section 22(e)(3) of the Code.

(3) For purposes of this Agreement, “Fair Value” means the difference between the fair market value of a share of Common Stock immediately prior to the Change in Control Event (as determined by the Committee) and the Exercise Price (which difference may be a positive number, equal to zero, or a negative number) multiplied by the number of unvested Option Shares set forth in the Vesting Table immediately prior to the Change in Control Event.

(4) For purposes of this Agreement, “Replacement Award” means an award that (a) is in the form of stock options having a value at least equal to the Fair Value; (b) provides for vesting solely on the passage of time according to a vesting schedule and other terms no less favorable to the Participant than as set forth in this Agreement and provides that if, within the twenty four (24) month period following a Change in Control Event, the Participant ceases to be employed by the Company as a result of a termination by the Company without Cause (as defined below) or by the Participant for Good Reason (as defined below), the Replacement Award shall, notwithstanding anything in this Agreement (including but not limited to Section 3(c) hereof) to the contrary (i) be deemed fully vested in its entirety as of the date of such termination; and (ii) remain exercisable until the earlier of (1) the second anniversary of the Change of Control Event; and (2) the Final Exercise Date; provided, however, that if Section 3(c) provides for a longer period of exercisability, that provision shall control; (c) relates, following the Change in Control Event, to equity securities of the Company or the successor entity or the ultimate parent company that results from the Change in Control Event, which equity securities are publically traded on a national securities exchange in the United States; (d) if the Participant is subject to U.S. federal income tax under the Internal Revenue Code (the “Code”), has tax consequences to the Participant that are no less favorable than the award set forth in this Agreement; and (e) has other terms and conditions no less favorable to the Participant than the terms and conditions of this Award (including without limitation the provisions that would apply in the event of a subsequent Change of Control Event). Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of this Award if the requirements of the preceding sentence are satisfied.

(5) For purposes of this Agreement, “Retirement” shall mean the Participant voluntarily leaving the employment of the Company with a combination of years of age and years of service of at least 75 and at least 10 years of service; provided that a Participant will not be deemed to have retired in any situation involving a termination for Cause, as determined by the Company.

(6) For purposes of this Agreement, “Good Reason” means (i) the assignment to the Participant of any responsibilities or duties inconsistent in any respect with the

Participant’s Position and Duties (as defined below), excluding any action that is remedied by the Company promptly after receipt of written notice given by the Participant; (ii) any failure by the Company to provide any of the Ongoing Compensation (as defined below), excluding any failure that is remedied by the Company promptly after receipt of written notice given by the Participant; (iii) the Company requiring the Participant to be based at any location other than those locations described in the Position and Duties; (iv) any purported termination by the Company of the Participant’s employment other than for Cause; or (v) any failure by a successor to the Company to comply with and satisfy Section 7 (Successors) below, provided that such successor has received at least ten days prior written notice from the Company or the Participant of the requirements of Section 7.

(7) For purposes of this Agreement, “Position and Duties” means (i) a position (including, without limitation, offices, titles, and reporting requirements), authority, duties, and responsibilities that are at least commensurate in all material respects with the most significant of, and the highest grade or level of, those that were held or exercised by the Participant or assigned to the Participant at any time during the 120-day period immediately preceding the Change in Control Event, and (ii) services that are performed at the location where the Participant was employed immediately preceding the Effective Date or any other location less than 35 miles from Peabody, Massachusetts.

(8) For purposes of this Agreement, “Ongoing Compensation” means, (i) an annual base salary (“Annual Base Salary”), paid in accordance with the Company’s usual and customary payroll practices, equal to the base salary in effect immediately prior to the Change in Control Event. Pending the vesting of the Replacement Award, the Participant’s Annual Base Salary shall be reviewed at least annually and shall be adjusted at any time and from time to time as shall be consistent with adjustments in base salary generally awarded in the ordinary course of business to other peer executives of the Company. Annual Base Salary shall not be reduced after any such increase, and, after any such increase, the term “Annual Base Salary” shall refer to the Annual Base Salary as so increased; (ii) eligibility for annual and long term bonuses in accordance with the Company’s then existing incentive plans; (iii) eligibility (including for the Participant’s family, as the case may be) to participate in and receive benefits under, all incentive, savings, retirement and welfare plans, practices, policies, and programs generally applicable to other peer executives of the Company, but in no event shall such plans, practices, policies, and programs provide the Participant (or the Participant’s family) with incentive opportunities, savings opportunities, retirement benefits opportunities or welfare benefits that are, in each case, less favorable, in the aggregate, than the most favorable of the corresponding opportunities that were provided by the Company for the Participant under such plans, practices, policies, and programs as were in effect at any time during the 120-day period immediately preceding Change of Control Event; (iv) prompt reimbursement for all reasonable business expenses incurred by the Participant in accordance with the practices, policies, and procedures of the Company; and (v) paid vacation in accordance with the most favorable plans, practices, policies, and programs of the Company as were in effect for the Participant at any time during the 120-day period immediately preceding the Change in Control Event.

4. Withholding Taxes. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company, in the manner permitted in the Plan, for payment of, any federal, state, local or other income and employment tax withholding obligations (or similar obligations pursuant to the laws of applicable jurisdictions) required by law to be withheld in respect of this option.

5. Restrictions on Transfer. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

6. Provisions of the Plan. This Agreement is subject to the provisions of the Plan. The Participant acknowledges receipt of the Plan, along with the Prospectus relating to the Plan.

7. Successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company and any successor to all or substantially all of its business or assets which assumes and agrees to perform this Agreement by operation of law or otherwise.

8. Participation in ESPP. Any unvested portion of this Award will be subject to forfeiture if the Participant receives shares pursuant to the Company’s Employee Stock Purchase Plan as such plan many be amended or replaced from time-to-time (the “ESPP”) for contributions made in any Payment Period (as defined in the ESPP) that begins during the one (1) year period following the Agreement Date first written above. Miscellaneous. The Participant acknowledges

(a) No Rights to Employment. The Participant acknowledges and agrees that the grant of this option and its vesting pursuant to Section 2 do not constitute an express or implied promise of continued employment for the vesting period, or for any period.

(b) No Reliance. Notices and other information, if any, provided by the Company or its agents in connection with this option or its exercise, including but not limited to its vesting, termination, or expiration are provided solely as a courtesy to Participant. The Participant shall not rely on any such notice or the absence thereof.

(c) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement; provided that any separate employment or severance agreement between the Company and the Participant that includes terms relating to the acceleration of vesting of equity awards shall not be superseded by this Agreement.

(d) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to any applicable conflict of law principles.

(e) Interpretation. The interpretation and construction of any terms or conditions of the Plan or this Agreement by the Compensation Committee shall be final and conclusive.